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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               January 19, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)

         Oklahoma                    1-2572                      73-1520922
(State or other jurisdiction    (Commission                    (IRS Employer
      of incorporation)         File Number)                 Identification No.)

                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          On January 18, 2001, the Board of Directors recommended shareholders increase the number of authorized shares of common stock from 100 million to 300 million shares and effect a two-for-one stock split through the issuance of one additional share of common stock for each share of common stock outstanding to holders of record on May 23, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits
               99.a Press Release issued by ONEOK, Inc. dated January 18, 2001.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 19th day of January 2001.

                                                ONEOK, Inc.

                                    By:  /s/ Jim Kneale
                                         ------------------------------
                                         Jim Kneale
                                         Vice President, Treasurer and
                                         Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX



Exhibit Number    Description
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    99.a          Press Release dated January 18, 2001